INCOME TAX - Deferred tax asset, net (Details)	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Jun. 30, 2019 CNY (¥)
INCOME TAX
Allowance for doubtful receivables	$ 120,708	¥ 841,096	¥ 832,515
Impairment loss from investment in unconsolidated entity	86,920	605,660	605,660
Net operating loss carryforwards	1,177,208	8,202,780	7,456,198
Less: Valuation allowance	(1,384,836)	(9,649,536)	(8,894,373)
Deferred income tax assets, net	$ 0	¥ 0	¥ 0